EXHIBIT  99.2

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In  connection  with  the  Annual  Report  (the  "Report") on the Form 10-KSB of
Tylerstone Ventures Corporation (the "Company") for the year ended August 31, 2005, as filed with the Securities and Exchange Commission on the date hereof, I, Laurence Stephenson, Chief Executive Officer, President and Director, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1. The Annual Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



Date:  October  24,  2005
                                              /s/  "Laurence  Stephenson"
                                              ---------------------------
                                                   Laurence  Stephenson
                                                Chief  Executive  Officer,
                                                 President  and  Director